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                                                                    Exhibit 23.1


                          INDEPENDENT AUDITORS' CONSENT


         We consent to the use in this Amendment No. 1 to the Registration Statement of Newcastle Investment Corp. (formerly Fortress Investment Corp.) on Form S-11 of our report dated February 19, 1999 (March 5, 1999, with respect to note 16) appearing in the prospectus, which is part of this registration statement.


         We also consent to the reference to us under the heading "Experts" in such prospectus.

Deloitte & Touche LLP


New York, New York
December 27, 2001